The Prudential Investment Portfolios, Inc.

Annual period ending 3/31/15

File No. 811-07343
SUB-ITEM 77-C
Submission of Matters to a Vote of Security Holders

Results of Proxy Voting (Unaudited)

At a special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios, Inc., which is comprised of Prudential Balanced Fund, Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, Prudential Conservative Allocation Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund (collectively, the "Funds"), approved the following proposal. Shareholders of all Funds voted together on the proposal:


To elect twelve Directors:

SHARES VOTED
 % OF VOTED
 % OF TOTAL

(a) Ellen S. Alberding;

FOR
  95,100,802.626
  98.280
  55.055
WITHHELD
  1,664,556.591
  1.720
  0.963



(b) Kevin J. Bannon;

FOR
  95,146,900.682
  98.328
  55.082
WITHHELD
  1,618,458.535
  1.672
  0.936




(c) Linda W. Bynoe;

FOR
  95,140,861.216
  98.322
  55.078
WITHHELD
  1,624,498.001
  1.678
  0.940




(d) Keith F. Hartstein;

FOR
  95,133,836.925
  98.314
  55.074
WITHHELD
  1,631,522.292
  1.686
  0.944




(e) Michael S. Hyland;

FOR
  95,117,285.270
  98.297
  55.064
WITHHELD
  1,648,073.947
  1.703
  0.954




(f) Stephen P. Munn;

FOR
  95,030,269.772
  98.207
  55.014
WITHHELD
  1,735,089.445
  1.793
  1.004




(g) James E. Quinn;

FOR
  95,133,075.390
  98.314
  55.074
WITHHELD
  1,632,283.827
  1.686
  0.944




(h) Richard A. Redeker;

FOR
  95,042,171.501
  98.220
  55.021
WITHHELD
  1,723,187.716
  1.780
  0.997




(i) Stephen G. Stoneburn;

FOR
  95,055,450.417
  98.233
  55.029
WITHHELD
  1,709,908.800
  1.767
  0.989




(j) Stuart S. Parker;

FOR
  95,151,749.610
  98.333
  55.084
WITHHELD
  1,613,609.607
  1.667
  0.934




  (k) Scott E. Benjamin; and

FOR
  95,115,629.702
  98.296
  55.063
WITHHELD
  1,649,729.515
  1.704
  0.955




(l) Grace C. Torres.

FOR
  95,092,614.445
  98.272
  55.050
WITHHELD
  1,672,744.772
  1.728
  0.968

Prudential Balanced Fund:

The special meeting of shareholders of the Prudential Balanced Fund (the "Fund") held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015 to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI
(wholly-owned subadvisers) without shareholder approval.


SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  3,139,857.951
  28.854
  11.909
AGAINST
  519,571.680
  4.775
  1.971
ABSTAIN
  305,349.289
  2.806
  1.158
BROKER NON-VOTE
  6,917,156.911
  63.565
  26.237


TOTAL
  10,881,935.831
  100.000  %
  41.275  %



Proposal: To approve a proposal to designate the Fund's investment objective as a non-fundamental policy of the Fund.


SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  3,071,576.660
  28.227
  11.650
AGAINST
  509,795.233
  4.685
  1.934
ABSTAIN
  383,407.027
  3.523
  1.454
BROKER NON-VOTE
  6,917,156.911
  63.565
  26.237

TOTAL
  10,881,935.831
  100.000  %
  41.275  %



Prudential Asset Allocation Funds:

The special meeting of shareholders of each of the Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015 to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Prudential Growth Allocation Fund:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI
(wholly-owned subadvisers) without shareholder approval.


SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  313,842.924
  9.870
  5.513
AGAINST
  26,299.953
  0.828
  0.462
ABSTAIN
  25,213.538
  0.792
  0.443
BROKER NON-VOTE
  2,814,612.002
  88.510
  49.446

TOTAL
  3,179,968.417
  100.000
  55.864




Proposal: To approve a proposal to designate the Fund's investment objective as a non-fundamental policy of the Fund.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  300,698.080
  9.457
  5.283
AGAINST
  35,950.338
  1.131
  0.631
ABSTAIN
  28,707.997
  0.902
  0.504
BROKER NON-VOTE
  2,814,612.002
  88.510
  49.446

TOTAL
  3,179,968.417
  100.000
  55.864



 Prudential Moderate Allocation Fund:
 Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  1,025,553.481
  12.771
  8.582
AGAINST
  129,301.590
  1.611
  1.082
ABSTAIN
  101,569.016
  1.264
  0.850
BROKER NON-VOTE
  6,774,160.803
  84.354
  56.687

TOTAL
  8,030,584.890
  100.000
  67.201



Proposal: To approve a proposal to designate the Fund's investment objective as a non-fundamental policy of the Fund.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  1,002,483.167
  12.484
  8.389
AGAINST
  145,706.912
  1.815
  1.219
ABSTAIN
  108,234.008
  1.347
  0.905
BROKER NON-VOTE
  6,774,160.803
  84.354
  56.688

TOTAL
  8,030,584.890
  100.000
  67.201




Prudential Conservative Allocation Fund:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI
(wholly-owned subadvisers) without shareholder approval.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  1,058,500.980
  12.961
  9.545
AGAINST
  72,292.519
  0.886
  0.652
ABSTAIN
  138,728.752
  1.698
  1.251
BROKER NON-VOTE
  6,897,680.466
  84.455
  62.204

TOTAL
  8,167,202.717
  100.000
  73.652



Proposal: To approve a proposal to designate the Fund's investment objective as a non-fundamental policy of the Fund.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  1,035,823.806
  12.683
  9.341
AGAINST
  83,394.200
  1.022
  0.752
ABSTAIN
  150,304.245
  1.840
  1.355
BROKER NON-VOTE
  6,897,680.466
  84.455
  62.204

TOTAL
  8,167,202.717
  100.000
  73.652



Prudential Jennison Equity Opportunity Fund:

The special meeting of shareholders of the Prudential Jennison
Equity Opportunity Fund (the "Fund") held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015 to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI
(wholly-owned subadvisers) without shareholder approval.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  5,314,856.797
  28.167
  19.932
AGAINST
  322,431.065
  1.709
  1.209
ABSTAIN
  120,948.685
  0.641
  0.454
BROKER NON-VOTE
  13,110,967.112
  69.483
  49.169

TOTAL
  18,869,203.659
  100.000
  70.764



Proposal: To approve a proposal to designate the Fund's investment objective as a non-fundamental policy of the Fund.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  3,606,357.905
  19.113
  13.525
AGAINST
  1,925,141.457
  10.203
  7.220
ABSTAIN
  226,737.185
  1.201
  0.850
BROKER NON-VOTE
  13,110,967.112
  69.483
  49.169

TOTAL
  18,869,203.659
  100.000
  70.764



Prudential Jennison Growth Fund:

The special meeting of shareholders of the Prudential Jennison
Growth Fund (the "Fund") held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December
10, 2014 and January 9, 2015 to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal: To permit PI to enter into or make material changes to the Fund's subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI
(wholly-owned subadvisers) without shareholder approval.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  13,120,281.358
  27.395
  14.421
AGAINST
  4,312,906.518
  9.006
  4.740
ABSTAIN
  883,569.608
  1.844
  0.971
BROKER NON-VOTE
  29,576,968.709
  61.755
  32.510

TOTAL
  47,893,726.193
  100.000
  52.642



Proposal: To approve a proposal to designate the Fund's investment objective as a non-fundamental policy of the Fund.

SHARES VOTED
 % OF VOTED
 % OF TOTAL

FOR
  9,575,236.498
  19.993
  10.525
AGAINST
  7,546,343.578
  15.757
  8.294
ABSTAIN
  1,195,177.408
  2.495
  1.313
BROKER NON-VOTE
  29,576,968.709
  61.755
  32.510

TOTAL
  47,893,726.193
  100.000
  52.642